October 1, 2004

Colonial Savings, F.A.
2626 West Freeway
Fort Worth, Texas 76702
Attention:  F. Allen Maulsby


         Reference is made to that certain Correspondent Servicing Agreement, dated as of June 26, 2002 (the "Servicing Agreement") annexed as Exhibit C, by and between the Colonial Savings, F.A. (the "Servicer"), Lehman Brothers Bank, FSB (the "Bank") and Aurora Loan Services Inc. (the "Master Servicer"). This notice constitutes a "Transfer Notice" as contemplated by Section 7.01 of the Servicing Agreement. Capitalized terms used herein without definition and defined in the Servicing Agreement are used herein as defined therein. Reference is also made to that certain Assignment and Assumption Agreement, dated as of October 1, 2004 (the "Assignment") annexed as Exhibit A, by and between the Bank and Lehman Brothers Holdings Inc. (the "Owner") pursuant to which the Owner acquired from the Bank all of the Bank's right, title and interest in and to certain of the Mortgage Loans currently serviced under the Servicing Agreement and assumed for the benefit of the Servicer and the Bank the rights and obligations of the Bank as owner of such Mortgage Loans pursuant to the Servicing Agreement. Exhibits D-1 and D-2 hereto shall supercede Exhibits C-1 and C-2 to the Servicing Agreement.

         The Servicer is hereby notified that the Owner has effected a Reconstitution with respect to the mortgage loans listed on the attached schedule (the "Mortgage Loans"). The Servicer is hereby advised of the following with respect to such Reconstitution and the related Mortgage Loans:

         EFFECTIVE DATE OF RECONSTITUTION:  October 1, 2004

         CUT-OFF DATE:  October 1, 2004

         NEW OWNER: Wells Fargo Bank, National Association, as trustee for the Structured Asset Securities Corporation, Series 2004-16
         Certificateholders

         MASTER SERVICER:  Aurora Loan Services Inc.

         The Servicer is also hereby advised that a REMIC election has been made with respect to the Mortgage Loans subject to the Reconstitution.

         By countersigning this notice and returning it to the Master Servicer named above, the Servicer hereby acknowledges and agrees that, from and after the Effective Date, the Servicer shall service the Mortgage Loans in accordance with the terms of the Servicing Agreement for the benefit of the New Owner named above, as the Owner of the Mortgage Loans. From and after the Effective Date, the New Owner named above shall have the same rights under the Servicing Agreement as the Initial Owner named therein with respect to the Mortgage Loans.

         In addition to the terms and conditions set forth in the Servicing Agreement, the Servicer hereby acknowledges and agrees that on or before the last day of February of each year, beginning with February 28, 2005, the Servicer, at its own expense, will deliver to the Owner and the Master Servicer a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

         For so long as a certificate under the Sarbanes-Oxley Act of 2002, as amended, ("Sarbanes-Oxley") is required to be given on behalf of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2004-16 (the "Trust Fund,") no later than March 15th of each year (or if not a Business Day, the immediately preceding Business Day), or at any other time that the Master Servicer, Structured Asset Securities Corporation (the "Depositor") or Wells Fargo Bank, National Association (the "Trustee") provides a certification pursuant to Sarbanes-Oxley and upon thirty (30) days written request of such parties, an officer of the Servicer shall execute and deliver an Officer's Certificate to the Master Servicer, the Trustee and the Depositor for the benefit of the Trust Fund and the Master Servicer, the Trustee and the Depositor and their officers, directors and affiliates, in the form of Exhibit B hereto.



                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

SARM 2004-16 Colonial Transfer Notice
                               LEHMAN BROTHERS HOLDINGS INC., as Owner


                               By:________________________________________
                               Name:  Stanley P. Labanowski
                               Title: Authorized Signatory

Acknowledged by:

COLONIAL SAVINGS, F.A.,
 as Servicer


By:_______________________________
Name:
Title:

                                    EXHIBIT A

                              Assignment Agreement


                             [INTENTIONALLY OMITTED]

                                    EXHIBIT B


Structured Asset Securities Corporation
745 Seventh Avenue, 7th Floor
New York, New York  10019

Aurora Loan Services Inc.
2530 South Parker Road
Suite 601
Aurora, Colorado 80014

Re: Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2004-16
         ----------------------------------------------------------------------



Reference is made to the Transfer Notice, dated as of October 1, 2004 (the "Notice"), by and among Lehman Brothers Holdings Inc., as owner and Colonial Savings, F.A., as servicer (the "Servicer"). I, [identify the certifying individual], a [title] of the Servicer, hereby certify to Wells Fargo Bank, National Association, as trustee (the "Trustee"), Aurora Loan Services Inc., as master servicer (the "Master Servicer") and Structured Asset Securities Corporation, as depositor (the "Depositor"), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. I have reviewed the information required to be delivered to the Master Servicer pursuant to the Servicing Agreement (the "Servicing Information");

2. Based on my knowledge, the Servicing Information does not contain any material untrue information or omit to state information necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the date of this certification;

3. Based on my knowledge, the Servicing Information has been provided to the Master Servicer when and as required under the Servicing Agreement;

4. I am responsible for reviewing the activities performed by the Servicer under the Servicing Agreement, and based upon the review required thereunder, and except as disclosed in writing to you on or prior to the date of this certification ( a copy of which disclosure is attached hereto), the Servicer has, as of the date of this certification, fulfilled its obligations under this Servicing Agreement; and

I have disclosed to the accountants conducting the annual review required under
Section 6.05 of the Servicing Agreement all significant deficiencies relating to the Servicer's compliance with the Servicing Agreement.

                                  COLONIAL SAVINGS, F.A.

                                  Name:    ____________________________
                                  Title:   ____________________________
                                  Date:    ____________________________

                                    EXHIBIT C

                               Servicing Agreement

                               [See Exhibit 99.7]

                                   EXHIBIT D-1

                        FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME                          DESCRIPTION                                          FORMAT
----------                          -----------                                          ------
INVNUM             INVESTOR LOAN NUMBER                                                  Number no decimals
SERVNUM            SERVICER LOAN NUMBER, REQUIRED                                        Number no decimals
BEGSCHEDBAL        BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                           Number two decimals
                   BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL,
                   REQUIRED
SCHEDPRIN          SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED                    Number two decimals
                   ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                   REQUIRED, .00 IF NO COLLECTIONS
CURT1              CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                           Number two decimals
CURT1DATE          CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
CURT1ADJ           CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                       Number two decimals
CURT2              CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                           Number two decimals
CURT2DATE          CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
CURT2ADJ           CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                       Number two decimals
LIQPRIN            PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE                  Number two decimals
OTHPRIN            OTHER PRINCIPAL, .00 IF NOT APPLICABLE                                Number two decimals
PRINREMIT          TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE              Number two decimals
INTREMIT           NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                          Number two decimals
                   .00 IF NOT APPLICABLE
TOTREMIT           TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                        Number two decimals
ENDSCHEDBAL        ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED                      Number two decimals
                   ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                   .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL          ENDING TRIAL BALANCE                                                  Number two decimals
                   .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE         ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT                     DD-MMM-YY
ACTCODE            60 IF PAIDOFF, BLANK IF NOT APPLICABLE                                Number no decimals
ACTDATE            ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
INTRATE            INTEREST RATE, REQUIRED                                               Number seven decimals
                                                                                         Example .0700000 for 7.00%
SFRATE             SERVICE FEE RATE, REQUIRED                                            Number seven decimals
                                                                                         Example .0025000 for .25%
PTRATE             PASS THRU RATE, REQUIRED                                              Number seven decimals
                                                                                         Example .0675000 for 6.75%
PIPMT              P&I CONSTANT, REQUIRED                                                Number two decimals
                  .00 IF PAIDOFF






                                     Exh. D-1

                                   EXHIBIT D-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

FIELD NAME                                             DESCRIPTION
----------                                             -----------
% of MI Coverage                                       % of MI Coverage
Actual MI Claim Filed Date                             The date the Claim to the MI Company was filed
Actual Bankruptcy Start Date (filing date)             Actual Bankruptcy Start Date (filing date)
Actual Claim Amount Filed                              The amount claimed to the MI company on the MI claim
Actual Discharge Date                                  Date Bankruptcy was Discharged
Actual Due Date                                        Next Payment Due Date
Actual Eviction Complete Date                          Actual Eviction Complete Date
Actual Eviction Start Date                             Actual Eviction Start Date
Actual First Legal Date                                Actual First Legal Date
Actual Notice of Intent Date (breach letter date)      Actual Notice of Intent Date (breach letter date)
Actual Payment Plan End Date                           The date the Last Pre-petition payment is due from the Trustee in a chapter 13 BK
Actual Payment Plan Start Date                         The date the First Pre-petition payment is due from the Trustee in a chapter 13 BK
Actual Redemption End Date                             Actual Redemption End Date
Actual REO Start Date                                  The date the account was received by the REO Department
Appraisal, BPO Costs                                   Total expenses incurred for the purpose of BPO's or Appraisals.
Bankruptcy Chapter                                     Bankruptcy Chapter 7,11,13
BK Atty Fees & Costs                                   BK Atty Fees & Costs
BK Flag (Man Code)                                     A code that identifies the account as an active Bankruptcy.
Bnk Case # (7 digit only)                              Bnk Case # (7 digit only)
City                                                   City
Claim Amount Paid                                      MI Claim Amount
Claim Funds Received Date                              The date the MI Claim funds were received from the MI Company
Confirmation Hearing Date                              Confirmation Hearing Date
Current Interest Rate                                  Current Interest Rate
Current Loan Amount                                    Unpaid Principal Balance
Current P&I Payment Amount                             Current P&I Payment Amount
Date Bid Instructions Sent                             Date Bid Instructions Sent to Attorney




                                   Exh. D-2-1

FIELD NAME                                             DESCRIPTION
----------                                             -----------
Date F/C Sale Scheduled                                The date the Foreclosure sale is scheduled to occur.
Date Filed Relief/Dismissal                            The date the motion for Relief or Dismissal was filed with the BK Court
Date Loan Reinstated                                   Date Loan Reinstated
Date POC Filed                                         Date proof of claim filed
Date Relief/Dismissal Granted                          The date the BK court granted the motion for Relief or Dismissal
Date REO Offer Accepted                                Date REO Offer Accepted
Date REO Offer Received                                Date REO Offer Received
Deal Identifier by Loan                                Security Name/Cross reference Investor ID (Servicer to Cross reference)
Delinquency Status (Man Code)                          30, 60, 90, BK, FC, REO, Claims or a code that can be decoded to determine the current status of the account.
Loss Mit Denial Date                                   Loss Mit Denial Date
Eviction Atty Fees & Costs                             Eviction Atty Fees & Costs
F/B 1st Due (if applicable)                            F/B 1st Due (if applicable)
F/B Last Due (if applicable)                           F/B Last Due (if applicable)
FC Atty Fees & Costs                                   FC Atty Fees & Costs
FC Flag                                                A code that identifies the account as an active Foreclosure.
FC Start Date (referral date)                          FC Start Date (referral date)
FC Suspended Date                                      FC Suspended Date
FC Valuation Amount                                    The value of the property as determined for the purpose of foreclosure.
FC Valuation Date                                      The date the property value was determined for the purpose of foreclosure.
FC Valuation Source                                    The type of valuation that was used to determine the Fc Valuation amount.
FHA 27011A Transmitted Date                            FHA 27011A Transmitted Date
FHA 27011B Transmitted Date                            FHA 27011B Transmitted Date
FHA Case #                                             FHA Case #
FHA Part A Funds Received Date                         FHA Part A Funds Received Date
First Payment Date                                     First Payment Date
Foreclosure Actual Sale Date                           Date F/C Sale Held
VA Guarantee %                                         VA Guarantee %
Interest Advances                                      Interest Advances
Investor Loan Number                                   Investor Loan Number
INVESTOR/SECURITY BILLING SENT DATE                    Date claim submitted to investor
Liquidation Status                                     Type of PIF, S/S, 3rd Party etc.
VA Loan Guarantee Certificate Number                   VA Loan Guarantee Certificate Number
Loan Number                                            Servicer Loan Number
Loan Term                                              Loan Term




                                   Exh. D-2-2

FIELD NAME                                             DESCRIPTION
----------                                             -----------
Loan Type                                              Loan Type
Loss Mit Approval Date                                 Loss Mit Approval Date
Loss Mit Flag (Man Code)                               A code that identifies the account as an active Loss Mit account.
Loss Mit Removal Date                                  The date the Loss Mit Department determined that Loss Mit Options were no longer a viable option.
Loss Mit Start Date                                    Loss Mit Set-up Date
Loss Mit Type                                          S/S, Forbearance, Repay, Mod, etc.
Loss Mit Workstation Status                            Completed, Removed, Active
MI Certificate Number                                  MI Certificate Number
MI Cost                                                Price percentage, lender paid only
MI Coverage Y/N                                        MI Coverage Y/N
Monthly MIP Cost                                       The monthly fee paid to HUD to maintain coverage on the account.
Next Payment Adjustment Date                           Next Payment Adjustment Date
Next Rate Adjustment Date                              Next Rate Adjustment Date
Occupancy Status                                       Occupancy Status
Occupancy Status Date                                  The date the occupancy status reported was determined.
Original Loan Amount                                   Original Loan Amount
Original Value Amount                                  The value of the property as determined at the origination of the account.
Origination Date                                       The date the closing occurred to originate the loan.
ORIGINATION VALUE DATE                                 The date the original Value Amount was determined.
ORIGINATION VALUE SOURCE                               The type of valuation that was used to determine the Original Value amount.
Other Advance Expenses                                 Total Advances minus all other/detail and total Ownership Code
Paid in Full Date                                      Date loan liquidated from system UPB removed
Paid Off Code
Part B Funds Received Date                             FHA/VA Only
Partial Prepayment Amount Collected
Post Petition Due Date
Prepayment Expiration Date                             Term
Prepayment Flag
Prepayment Premium Collected
Prepayment Waived
Product Type
Property Condition
PROPERTY PRESERVATION FEES



                                   Exh. D-2-3

FIELD NAME                                             DESCRIPTION
----------                                             -----------
Property Type
Realized Gain or Loss
Reason for Default
Reason Suspended
Relief/Dismissal Hearing Date
REO Repaired Value
REO Value (As-is)
REO Actual Closing Date
REO Flag (Man Code)
REO List Date
REO List Price
REO Net Sales proceeds
REO Sales Price
REO Scheduled Close Date
REO Value Date
REO VALUE SOURCE
Repay First Due Date
Repay Last Due Date
Repay Next Due Date
Repay Plan Broken Date
Repay Plan Created Date
SBO LOAN NUMBER
Scheduled Balance
Scheduled Due Date
Servicing Fee
State
Street Address
T&I Advances
Title Approval Letter  Received Date
Title Package to HUD Date
Title Package to VA Date
VA Claim Funds Received Date
VA Claim Submitted Date
VA FIRST FUNDS RECEIVED AMOUNT
VA FIRST FUNDS RECEIVED DATE




                                   Exh. D-2-4

FIELD NAME                                             DESCRIPTION
----------                                             -----------
VA NOE Submitted Date
ZIP CODE
FNMA ACTION CODE
FNMA DELINQUENCY REASON CODE






























                                   Exh. D-2-5